SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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HI-TECH PHARMACAL CO., INC.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HI-TECH PHARMACAL CO., INC.

369 Bayview Avenue

Amityville, New York 11701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 15, 2007

To Hi-Tech Pharmacal Co., Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hi-Tech Pharmacal Co., Inc. (the “Company” or “Hi-Tech”) will be held on November 15, 2007, at 10:00 a.m., Eastern Standard Time, at Bank of America, 300 Broad Hollow Road, Melville, New York 11747 (the “Meeting”), for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.  To elect Messrs. David S. Seltzer, Reuben Seltzer, Martin M. Goldwyn, Robert M. Holster, Yashar Hirshaut, M.D., Bruce W. Simpson and Anthony J. Puglisi to the Board of Directors, each to serve for a term to expire at the 2008 Annual Meeting;

2.  To amend the Company’s 1994 Directors Stock Option Plan to increase by 200,000 the number of shares of Common Stock reserved for issuance thereunder;

3.  To ratify the appointment of Eisner LLP as the Company’s independent auditors for the fiscal year ending April 30, 2008; and

4.  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on September 28, 2007 will be entitled to receive notice of and to vote at the Meeting. A complete list of stockholders entitled to vote at the Meeting will be maintained at the offices of the Company for a period of at least ten days prior to the Meeting.

Whether or not you expect to attend the Meeting, we urge you to sign, date and return the enclosed proxy card, read the accompanying Proxy Statement, and then complete and return the proxy card in the accompanying envelope as soon as possible, so that your shares may be represented at the Meeting.

By Order of the Board of Directors,

David S. Seltzer

President, Chief Executive Officer, Secretary

and Treasurer

Dated: October 11, 2007

HI-TECH PHARMACAL CO., INC.

369 Bayview Avenue

Amityville, New York 11701

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on November 15, 2007

This Proxy Statement is furnished to stockholders of Hi-Tech Pharmacal Co., Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies for use at its Annual Meeting of Stockholders and any adjournments thereof (the “Meeting”). The Meeting is scheduled to be held on November 15, 2007, at 10:00 a.m., Eastern Standard Time, at Bank of America, 300 Broad Hollow Road, Melville, New York 11747.

INTRODUCTION

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company in connection with the Meeting to be held at Bank of America, 300 Broad Hollow Road, Melville, New York 11747, on November 15, 2007, at 10:00 a.m., Eastern Standard Time, or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy will first be sent to stockholders on or about October 11, 2007.

At the Meeting, stockholders will be asked to vote upon: (1) the election of seven directors; (2) the amendment of the Company’s 1994 Directors Stock Option Plan to increase by 200,000 the number of shares of Common Stock authorized for issuance thereunder; (3) the ratification of the Company’s independent auditors; and (4) such other business as may properly come before the Meeting and at any adjournments thereof.

Each proxy executed and returned by a stockholder may be revoked at any time thereafter by written revocation, by execution of a written proxy bearing a later date or by attending the Meeting and voting in person. No such revocation will be effective, however, with respect to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted for the election of the nominees for director set forth herein and for the other proposals.

The Board of Directors has fixed September 28, 2007 as the record date (the “Record Date”) for the purpose of determining the stockholders entitled to notice of and to vote at the Meeting. As of such date, there were issued and outstanding and entitled to vote 11,375,795 shares of the Company’s common stock par value $.01 per share (the “Common Stock”), each such share being entitled to one vote. A quorum of the stockholders, present in person or by proxy, consists of the holders of a majority of the outstanding shares.

The cost of solicitation of proxies will be borne by the Company. The Board of Directors may use the services of the individual directors, officers and other regular employees of the Company to solicit proxies personally or by telephone or facsimile and may request brokers, fiduciaries, custodians and nominees to send proxies, Proxy Statements and other material to their principals and reimburse them for their out-of-pocket expenses.

PROPOSAL 1:    ELECTION OF DIRECTORS

Directors are elected at each Annual Meeting of Stockholders and hold office until the next Annual Meeting of Stockholders when their respective successors are duly elected and qualified. The persons named in the enclosed proxy intend to vote for the election of the seven nominees listed below, unless instructions to the contrary are given therein. All of the nominees are currently directors.

The seven nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the person or persons voting the proxies will vote for such nominee or nominees as the Company may select. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect each nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

Nominees for director:

Name	Position with the Company or Principal Occupation	Served as Director from
David S. Seltzer	Chairman, Chief Executive Officer, President, Secretary and Treasurer of the Company	1992
Reuben Seltzer	Consultant to the Company on legal matters and special projects, Director of Neuro-Hitech, Inc., a drug development company engaged in the development and commercialization of Huperzine A and its analogues and a Member of Marco Hi-Tech, LLC	1992
Martin M. Goldwyn	Member of the law firm of Tashlik, Kreutzer, Goldwyn & Crandell P.C.	1992
Yashar Hirshaut, M.D.	Associate Clinical Professor of Medicine at Cornell University Medical College, Research Professor of Biology at Yeshiva University, editor-in-chief of the Professional Journal of Cancer Investigation and practicing medical oncologist	1992
Robert M. Holster	Chairman and Chief Executive Officer of HMS Holdings Corp. (NASD: HMSY), a company providing information based on revenue enhancement services to healthcare providers and payors	2002
Anthony J. Puglisi	Vice President and Chief Financial Officer of Sbarro, Inc., an owner, operator and franchisor of quick service restaurants	2004
Bruce W. Simpson	President and Chief Executive Officer of B.W. Simpson & Associates, a company providing consulting services to small and emerging pharmaceutical companies in the areas of marketing, business development and strategic planning	2004

Executive Officers, Directors and Significant Employees

The following table sets forth certain information with respect to the executive officers, directors and significant employees of the Company, including the nominees for election as director.

Name	Position
David S. Seltzer	Chairman, Chief Executive Officer, President, Secretary, Treasurer and Director
William Peters	Vice President and Chief Financial Officer
Martin M. Goldwyn	Director
Yashar Hirshaut, M.D.	Director
Robert M. Holster	Director
Anthony J. Puglisi	Director
Reuben Seltzer	Director
Bruce W. Simpson	Director

David S. Seltzer, 47, has been Chairman of the Board since September 2004, Chief Executive Officer and President of the Company since May 1998 and a Director, Secretary and Treasurer since February 1992. From July 1992 to May 1998, Mr. Seltzer was Executive Vice President-Administration and since July 1992, Vice President-Administration and Chief Operating Officer of the Company since March 1992. Mr. Seltzer received a B.A. in Economics from Queens College in 1984.

William Peters, 40, has been Vice President and Chief Financial Officer of the Company since June 2004. From September 2003 to May 2004 he was Vice President of Corporate Development. From 1998 to 2001 Mr. Peters was Manager of Corporate Financial Analysis and Pharmaceutical Economics at Merck & Co., Inc. (“Merck”). From 2001 to September 2003, he was the Director, Financial Evaluations for the Medco Health Solution subsidiary of Merck. During his seven year career at Merck, he also served as Manager of Treasury Planning and Analysis. He began his career in General Electric’s Financial Management Program at its Aerospace division, where he later held positions in financial analysis and internal auditing. He earned an M.B.A. from Wharton School of Business, University of Pennsylvania in 1996 and a B.S. in Business Administration from Bucknell University.

Martin M. Goldwyn, 55, has been a Director of the Company since May 1992. Mr. Goldwyn is a member of the law firm of Tashlik, Kreutzer, Goldwyn & Crandell P.C. Mr. Goldwyn received a B.A. in finance from New York University in 1974 and a Juris Doctor from New York Law School in 1977.

Yashar Hirshaut, M.D., 69, has been a Director of the Company since September 1992. Dr. Hirshaut is a practicing medical oncologist and is currently an Associate Clinical Professor of Medicine at Cornell University Medical College. Since July 1986, he has been a Research Professor of Biology at Yeshiva University. In addition, he has served as editor-in-chief of the Professional Journal of Cancer Investigation since July 1981. Dr. Hirshaut received a B.A. from Yeshiva University in 1959 and his medical degree from Albert Einstein College of Medicine in 1963.

Robert M. Holster, 60, has served as a Director of the Company since April 2002. Mr. Holster is Chief Executive Officer of HMS Holdings Corp. (NASDAQ: HMSY), a company providing information based revenue enhancement services to healthcare providers and payors. From 1993 to 1998 Mr. Holster was President and Chief Executive Officer of HHL Financial Services Inc., a healthcare accounts receivable management company. Prior to that Mr. Holster served in a number of executive positions, including Chief Financial Officer of Macmillan, Inc. and Controller of Pfizer Laboratories, a division of Pfizer, Inc. Mr. Holster is also a director of Varsity Group, Inc. (NASDAQ: VSTY).

Anthony J. Puglisi, 58, has been a Director of the Company since September 2004. Mr. Puglisi is Vice President and Chief Financial Officer of Sbarro, Inc., an owner, operator and franchisor of quick-service restaurants, since February 2004. Prior to joining Sbarro, Mr. Puglisi was the Vice President and Chief Financial Officer of Langer, Inc., a provider of products used to treat muscle-skeletal disorders, from April 2002 to February 2004. Mr. Puglisi was Senior Vice President and Chief Financial Officer of Netrex Corporation from September 2000 to October 2001 and Executive Vice President and Chief Financial Officer of Olsten Corporation, a provider of staffing and home health care services, from 1993 to March 2000. Mr. Puglisi has been a certified public accountant in New York for over twenty-five years. He earned a B.B.A. in Accounting from Bernard Baruch College.

Reuben Seltzer, 51, has been a Director of the Company since April 1992. Mr. Seltzer is currently serving as a consultant to the Company on legal matters and special projects. Mr. Seltzer, a Director of Neuro-Hitech, Inc., a drug development company engaged in the development and commercialization of Huperzine A and its analogues since February 2006, was the President and Chief Executive Officer until August 2007, and is a Member of Marco Hi-Tech, LLC. Mr. Seltzer had been president of R.M. Realty Services Inc., a real estate investment and consulting company from May 1988 to September 1992. From May 1983 to May 1988 Mr. Seltzer was a vice president and attorney with Merrill Lynch Hubbard Inc., a real estate investment subsidiary of

Merrill Lynch and Company. Mr. Seltzer received a B.A. in Economics from Queens College in 1978, a Juris Doctor from the Benjamin N. Cardozo School of Law in 1981 and a L.L.M. from the New York University School of Law in 1987. Reuben Seltzer is the brother of David S. Seltzer.

Bruce W. Simpson, 65, has been a Director of the Company since September 2004. Mr. Simpson is President and CEO of B.W. Simpson & Associates, a consulting company that works with small and emerging pharmaceuticals companies in the areas of marketing, business development and strategic planning. Mr. Simpson is a consultant to the Company. Prior to founding his own healthcare-consulting firm in 1998, from July 1998 to August 1999, Mr. Simpson was President of Genpharm, Inc., located in Ontario, Canada, a division of E. Merck. From 1992 to July 1998, he served as President and CEO of Medeva Pharmaceuticals in Rochester, New York. He has been affiliated with the American Academy of Allergy and currently is a Director of Draxis Health Inc. and Radial Pharmaceutical Co. Mr. Simpson holds a B.S. in Marketing from Fairleigh Dickinson University, an M.B.A. in Marketing from the University of Hartford, and has done post-graduate work in healthcare marketing at UCLA. Prior to entering the pharmaceutical field, Mr. Simpson served as a Captain in the United States Marine Corps.

Significant Employees

Name	Position
Tanya Akimova, Ph.D.	Director of New Business Development
Gary M. April	President of Health Care Products Division; Divisional Vice President of Sales
Edwin A. Berrios	Vice President of Sales and Marketing
Joanne Curri	Director of Regulatory Affairs
Polireddy Dondeti, Ph.D.	Senior Director of Research and Development
Jesse Kirsh	Vice President of Quality
Christopher LoSardo	Vice President of Corporate Development
Eyal Mares	Vice President of Operations
Pudpong Poolsuk	Senior Director of Science
Margaret Santorufo	Vice President and Controller
James P. Tracy	Vice President of Information Systems

Set forth below is a brief background of key employees of the Company:

Tanya Akimova, Ph.D., 53, has been Director of New Business Development of the Company since October 2000. From 1998 to 2000 she was Senior Manager of Business Development at American Biogenetic Sciences, Inc., and prior to that she was Vice President, Administration and Business Development of Panax Pharmaceutical Company Ltd. (currently InKine Pharmaceutical Company). Dr. Akimova holds a Ph.D. degree from St. Petersburg University, Russia and an M.B.A. degree from the Averell Harriman School of Management and Policy, SUNY at Stony Brook.

Gary M. April, 50, has been the President of the Company’s Health Care Products Division since May 1998 and Divisional Vice President of Sales since January 1993. From February 1987 to November 1992, Mr. April was the National Accounts Manager of Del Pharmaceutical Co. Mr. April received a B.A. from St. Louis University in 1978 and an M.B.A. from Fontbonne College in 1990.

Edwin A. Berrios, 55, has been Vice President of Sales and Marketing of the Company since January 1999 and Director of National Accounts since November 1997. Mr. Berrios has over 30 years experience in the generic pharmaceutical industry. From 1975 to 1997 Mr. Berrios held management positions at Zenith Goldline Pharmaceuticals (now Ivax Pharmaceuticals). Mr. Berrios has attended Long Island University.

Joanne Curri, 67, has been Director of Regulatory Affairs of the Company since August 1999 and Regulatory Affairs Coordinator from 1990 to 1999. Ms. Curri was employed at Altana Inc. for four years as Regulatory Affairs Coordinator. Ms. Curri has over 20 years of experience in the pharmaceutical industry and has attended Hofstra University.

Polireddy Dondeti, Ph.D., 42, has been Senior Director of Research and Development of the Company since October 2003. From July 1998 to September 2003, Dr. Dondeti was the Director and then Senior Director of Product Development at Morton Grove Pharmaceuticals, Inc. From January 1995 to July 1998, Dr. Dondeti was a Formulation Scientist and then Team leader in Research and Development at Barr Laboratories, Inc. Dr. Dondeti received a Ph.D. in Pharmaceutics from University of Rhode Island in 1994 and an M.S. in Pharmaceutics from University of Rhode Island.

Jesse Kirsh, 49, has been Vice President of Quality since November 2006 and Senior Director of Quality Assurance of the Company since October 2003 and Director of Quality Assurance since March 1994. From May 1992 to March 1994, Mr. Kirsh was the Manager of Quality Assurance at NMC Laboratories Inc., a division of AlPharma. Mr. Kirsh received a B.S. in Chemistry from State University of New York at Albany. He has attended extensive classes in CGMP’s and has over 20 years of experience in the pharmaceutical industry.

Christopher LoSardo, 41, has been Vice President, Corporate Development since October 2005. From April 1998 through September 2005, he was employed by Eon Labs (now part of Sandoz) as Marketing Manager and Contract Administrator, and Director of Communications. Prior to April 1998, Mr. LoSardo held various Marketing and Product Management positions with Forest Laboratories, Center Labs and Rugby Laboratories. He earned an M.B.A and B.S degree from St. John’s University in New York.

Eyal Mares, 44, has been Vice President of Operations since October 9, 2006. From September 1991 to January 1995, Mr. Mares was the plant engineer at Agis Industries in Israel. He relocated to the United States to assume the position of Director of Engineering at Clay-Park Labs, Inc. In October 2003 he was promoted to Vice President of Operations at Clay-Park and remained in that position through the acquisition of Clay-Park by Perrigo until June 2006. Mr. Mares completed his studies for a BSME at the University of Ben Gurion in Israel.

Pudpong Poolsuk, 63, has been Senior Director of Science since May 2000. From July 1996 to May 2000, she was the Associate Director, Compliance—Research and Development at Barr Labs. From July 1991 to July 1996, Ms. Poolsuk was a Senior Compliance Auditor at Barr Laboratories. Ms. Poolsuk received a B.S. from Central Philippine University in 1968.

Margaret Santorufo, 41, has been Vice President and Controller since June 2004. Since October 2002 she has been Controller of the Company. From June 1995 through July 2001 she was Vice President and Controller of Family Golf Centers, Inc. From August 1989 through May 1995 she was an audit supervisor with Richard A. Eisner & Company, LLP. Ms. Santorufo is a certified public accountant and holds a Bachelors Degree in Accounting from St. John’s University.

James P. Tracy, 63, has been Vice President of Information Technology since August 2004. Mr. Tracy has over 35 years experience in the pharmaceutical industry. From February 2003, Mr. Tracy was Director of Supply Chain Management for Yamanouchi Pharma America. From August 1998 Mr. Tracy was Vice President of Technology and Operations with Integrated Commercialization Solutions, an AmerisourceBergen company. Mr. Tracy’s career also includes management positions with Livingston Healthcare Services, Goldline Laboratories and Johnson Drug Company. Mr. Tracy graduated from Massey College.

Director’s Compensation

For their services on the Board, the Company pays each director a fee of $2,000 per quarter. Each member of the Board is reimbursed for expenses incurred in connection with each Board or Committee meeting attended. In addition, each non-employee director is granted options annually to purchase 11,250 shares of Common Stock under the Company’s 1994 Directors Stock Option Plan and the Chairman of each committee receives options to purchase an additional 1,250 shares of Common Stock.

Committees and Meetings of the Board of Directors

During Fiscal Year 2007, the Board of Directors held 4 meetings. In addition, there were 3 actions taken by unanimous written consent. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the committees on which the director served. The Company encourages its board members to attend its annual meeting. All board members of the Company attended the prior year’s annual meeting.

Independence of Directors

The Board has determined that the following directors, who constitute a majority of the Board, are independent within the meaning of the Nasdaq listing standards: Robert M. Holster, Yashar Hirshaut, M.D., Bruce W. Simpson and Anthony J. Puglisi.

The Board has three committees: the Audit Committee, the Nominating Committee and the Compensation Committee.

Committees

Audit Committee.    The Audit Committee makes recommendations to the Board of Directors concerning the engagement of a firm of independent public auditors, reviews with such firm the plans and results of the audit engagement, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews the adequacy of the Company’s internal controls. In addition, the Audit Committee meets periodically with the independent auditors and representatives of management to review accounting activities, financial control and reporting. The Audit Committee is comprised of three independent non-employee directors. Messrs. Robert M. Holster, Yashar Hirshaut, M.D. and Anthony J. Puglisi serve on the Audit Committee. Anthony J. Puglisi is the audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act. The Audit Committee held 5 meetings during fiscal 2007. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A. All of the members of the committee are “independent” as defined under the rules promulgated by the National Association of Securities Dealers’ listing standards.

Compensation Committee.    The Compensation Committee is responsible for establishing salaries, bonuses, and other compensation for the Company’s officers. The Compensation Committee is comprised of Messrs. Yashar Hirshaut, M.D., Robert M. Holster and Bruce W. Simpson, and had 1 telephonic meeting and 4 actions were taken by unanimous written consent during fiscal 2007. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of an entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. All members of the Compensation Committee are “independent” as defined under the rules promulgated by the National Association of Securities Dealers’ listing standards. The Compensation Committee has assumed the responsibilities of the Stock Option Committee, which was responsible for administering the Company’s Stock Option Plan, with full power to interpret the Plan and to establish and amend rules for its administration. The Stock Option Committee was also authorized to determine who from the eligible class of persons shall be granted options and the terms and provisions of the options. The Stock Option Committee was comprised of Messrs. Martin M. Goldwyn, Robert M. Holster and Yashar Hirshaut, M.D. and had 3 actions taken by unanimous written consent during fiscal 2007. The Board of Directors of the Company is responsible for administering the Company’s 1994 Directors Stock Option Plan. The Compensation Committee does not have a written charter.

Nominating Committee.    The Nominating Committee is responsible for identifying and evaluating nominees for director and for recommending to the Board a slate of nominees for election at the Annual Meeting of Stockholders in accordance with the Nominating Committee’s charter, a copy of which is attached as Appendix B. Established in September, 2004, the Nominating Committee is comprised of Robert M. Holster, Anthony Puglisi and Bruce W. Simpson and took 1 action by written consent during fiscal 2007. They are non-management directors who are “independent” as defined under the rules promulgated by the National Association of Securities Dealers’ listing standards.

In evaluating the suitability of individuals for Board membership, the Committee takes into account many factors, including whether the individual meets requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of a publicly-traded company in today’s business environment; the individual’s understanding of the Company’s business and markets; the individual’s professional expertise and educational background; and other factors that promote diversity of views and experience. The Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. The Committee has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Committee may identify certain skills or attributes, such as financial experience and business experience, as being particularly desirable to help meet specific Board needs that have arisen. The Committee does not distinguish between nominees recommended by stockholders and other nominees.

In identifying potential candidates for Board membership, the Committee relies on suggestions and recommendations from the Board, stockholders, management and others. Stockholders wishing to suggest candidates to the Committee for consideration as directors must submit a written notice to the Company’s secretary, David S. Seltzer, at the address set forth on the first page of this Proxy Statement, who will provide it to the Committee. The Company’s By-Laws set forth the procedures a stockholder must follow to nominate directors.

It is proposed that seven directors, five of whom are non-management and four of whom are independent directors, be re-elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected. The Nominating Committee and the Board of Directors have recommended to the Board, and the Board has approved, the persons named and, unless otherwise marked, a proxy will be voted for such persons.

Corporate Governance

The Company is committed to principles of sound corporate governance. During the past year the Company has reviewed its corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and changes in the rules and regulations of the Securities and Exchange Commission (“SEC”) and the listing standards of The Nasdaq National Market Inc. (“Nasdaq”). Sound corporate governance is essential to running the Company’s business effectively and to maintaining the Company’s reputation of integrity in the marketplace. A majority of the Company’s Board of Directors consist of independent directors. To qualify as independent, a director must meet the independence standards set out by the SEC, the Nasdaq and any other applicable regulatory body, and the Board of Directors must affirmatively determine that a director has no material relationship with the Company, other than as a director. The Company’s outside directors have telephone meetings and board and committee meetings from time to time without management being present.

Policies on Code of Ethics

The members of the Board of Directors, officers and employees of the Company, including without limitation, executive and senior personnel, are required to comply with a Code of Ethics (the “Code”). The Code is intended to be a standard and tool against which to measure their actions and to help such individuals to recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty and accountability. The Code covers areas of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, strict maintenance of confidential information, compliance with all applicable laws and regulations and oversight of ethics and compliance by employees of the Company.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code. The Sarbanes-Oxley Act of 2002 requires audit committees to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company has such procedures in place.

Code of Ethics

We will provide a copy of our Code of Ethics to any person, without charge, upon request to Hi-Tech Pharmacal Co., Inc., Attention: Investor Relations, 369 Bayview Avenue, Amityville, NY 11701, (631) 789-8228.

Communications with Directors

A stockholder may communicate with the directors of the Company and the Company’s Committees by sending an e-mail to compliance@hitechpharm.com. A stockholder may also write to any of the directors c/o William Peters at Hi-Tech Pharmacal Co., Inc., 369 Bayview Avenue, Amityville, NY 11701.

Communications are distributed to the Board, or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as: spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provisions that any communication that is filtered out must be made available to any outside Director upon request.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all Section 16(a) filing requirements were met during fiscal 2007. In making this statement, the Company has relied on the written representations of its incumbent directors and officers and copies of the reports they have filed with the Securities and Exchange Commission and Nasdaq.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides a narrative describing how compensation for our named executive officers is established and should be read in conjunction with the compensation tables and related narrative descriptions set forth below.

Objectives and Philosophy of Our Executive Compensation Program

Our mission is to be a significant provider of quality products in the markets we serve. To support this and other strategic objectives as approved by the Board of Directors and to provide adequate returns to stockholders, we must compete for, attract, develop, motivate, and retain top quality executive talent at the corporate office and operating business units during periods of both favorable and unfavorable business conditions.

Our executive compensation program is a critical management tool in achieving this goal. “Pay for performance” is the underlying philosophy for our executive compensation program. Consistent with this philosophy, the program has been carefully conceived and is independently administered by the Compensation Committee of the Board of Directors, which is comprised entirely of non-employee directors.

The program is designed and administered to:

•	reward individual and team achievements that contribute to the attainment of our business goals; and

•

provide a balance of total compensation opportunities, including salary, bonus, and longer-term cash and equity incentives, that are competitive with similarly situated companies and reflective of our performance.

In seeking to link executive pay to corporate performance, the Compensation Committee believes that the most appropriate measure of corporate performance is the increase in long-term shareholder value, which involves improving such quantitative performance measures as revenue, net income, cash flow, operating margins, earnings per share, and return on stockholders’ equity. The Compensation Committee may also consider qualitative corporate and individual factors which it believes bear on increasing our long-term value to our stockholders. These include: (i) revenue growth; (ii) increases in operating income; (iii) the attainment of specific financial goals; (iv) the development of competitive advantages; (v) the ability to deal effectively with the growing complexity of our businesses; (vi) success in developing business strategies and managing costs; (vii) execution of divestitures, acquisitions, and strategic partnerships; (viii) implementation of operating efficiencies; and (ix) the general performance of individual job responsibilities.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	annual cash incentive bonus;

•	a long-term incentive represented by stock options; and

•	insurance, 401(k) plan and other employee benefits.

The Company has not, prior to 2007, had a formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. Instead, the Compensation Committee, after reviewing information provided by management determines subjectively what it believes to be the appropriate level and mix of the various compensation components.

Base Salary. Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives. In determining the amount of compensation to be paid to our executive officers, the Compensation Committee adheres to compensation policies pursuant to which executive compensation is determined. Base salary determinants include the prevailing rate of compensation for positions of like responsibility in the particular geographic area, the level of the executive’s compensation in relation to our other executives with the same, more, or less responsibilities, and the tenure of the individual.

In the case of Mr. Bernard Seltzer, Mr. David Seltzer and Mr. William Peters, the minimum base salary is mandated by our employment agreements with those executives.

Base salaries are reviewed annually or when employment contracts expire by our Compensation Committee, and are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Annual Cash Incentive Bonus. The Compensation Committee has the authority to award annual bonuses to individual senior executives in accordance with evaluation and performance criteria established each year, and based on the extent to which those criteria were achieved. The committee believes that the short term bonus plan promotes the Company’s performance-based compensation philosophy by providing executives with direct financial incentives in the form of annual cash bonuses for achieving specific performance goals. Bonus criteria are established, and bonuses ultimately awarded, in a manner intended to reward both overall corporate performance and an individual’s participation in attaining such performance.

In August 2006, the Compensation Committee approved the cash bonus amounts to be paid to each of the executive officers for services performed in 2006. The bonus amounts awarded to Messrs. David Seltzer and Peters for fiscal year 2006 were 82% and 36%, respectively, of each executive officer’s 2006 base salary, or $314,000, and $75,000, respectively. The cash bonuses awarded to the executive officers were determined based on the level of attainment of the Company’s performance objectives during the period.

Stock Options. The long-term component of our executive compensation program consists of stock options. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interest of our executives and our stockholders. Stock options are granted upon the recommendation of management and approval of the Compensation Committee based upon their subjective evaluation of the appropriate amount for the level and amount of responsibility of each executive officer. Factors entering into this process include company-level performance, the individual executive’s performance, the amount of equity previously awarded to the executive and the vesting of such awards.

The Compensation Committee reviews all components of the executive’s compensation when determining annual equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives.

The options generally permit the option holder to buy the number of shares of the underlying Common Stock (an option exercise) at a price equal to the market price of the Common Stock at the time of grant. Thus, the options generally gain value only to the extent the stock price exceeds the option exercise price during the term of the option. Generally, the options vest over a period of four years, with 25% vesting upon the first anniversary of the date of grant and 25% on each anniversary thereafter, and expire no later than ten years after grant.

Equity awards are typically granted to our executives annually in conjunction with the review of their individual performance. We set the exercise price of all stock options to equal the closing price of our Common Stock on the NASDAQ Stock Market on the day of the grant.

Benefits and Other Compensation. We maintain broad-based benefits that are provided to all employees, including health and dental insurance, and a 401(k) plan. Executive officers are eligible to participate in all of our employee benefit plans, at no cost. The Company matches 50% on the first 6% of the contributions to the 401(k) plan for all employees.

Mr. Bernard Seltzer, Mr. David Seltzer and Mr. William Peters received $2,400, $10,400 and $6,000, respectively, for automobile reimbursements. These amounts were reported as taxable income.

Severance and Change-in-Control Benefits. Pursuant to employment agreements we have entered into with certain of our executives and our 1992 Stock Plan, our executives are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our company. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the caption “Potential Payments upon Termination of Employment or Change-in-Control” below.

We believe providing these benefits help us compete for executive talent. We believe that our severance and change-in-control benefits are generally in line with severance packages offered to executives by other companies.

Compensation of the Chief Executive Officer

Determination of our compensation for Davis S. Seltzer, our Chief Executive Officer, takes into account the factors described above as pertinent to the remainder of our executives and employees, while also taking into consideration the proprietary nature of our business and efforts expended in connection with development of our business strategy and product development activities. The Compensation Committee more specifically took into account Mr. Seltzer’s (i) success in growing revenues, (ii) success in improving operating income compared to the prior year, (iii) achievement of certain specified financial and strategic targets, and (iv) success in leading and strengthening the executive team and the operating management teams. The Compensation Committee also took into account the amount of Mr. Seltzer’s compensation relative to chief executive officers of comparable companies.

Tax Considerations

Section 162(m) of the Internal Revenue Code prohibits us from deducting any compensation in excess of $1 million paid to certain of our executive officers, except to the extent that such compensation is paid pursuant to a stockholder approved plan upon the attainment of specified performance objectives. The Compensation Committee believes that tax deductibility is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee periodically reviews the potential consequences of Section 162(m) and generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m). However, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that it be included in this Proxy Statement.

The Compensation Committee

Robert M. Holster

Yashar Hirshaut, M.D.

Bruce W. Simpson

Dated: October 11, 2007

The information contained in the report above shall not be deemed to be “filed” with the Securities and Exchange Commission, not shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically incorporated by reference therein.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our board of directors is currently composed of Robert M. Holster (chair), Yashar M. Hirshaut, M.D., and Bruce W. Simpson. None of the members of the Compensation Committee has ever been an officer or employee of ours. None of our named executive officers serves or has served as a member of the Board of Directors or compensation committee of any other company that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Stock Ownership

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 1, 2007, by (i) each executive officer, identified in the Summary Compensation Table below; (ii) each director and nominee for director; and (iii) all executive officers and directors as a group; and (iv) each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock as of the date of the respective filings set forth below.

	Shares of Common Stock Beneficially Owned as of October 1, 2007(1)
Executive Officers, Directors and 5% Stockholders	Number of Shares		Percent of Class

David S. Seltzer c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	2,352,124	(2)	19.4%

Reuben Seltzer c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	1,142,290	(3)	9.7%

Estate of Bernard Seltzer c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	599,522	(4)	5.2%

Martin M. Goldwyn c/o Tashlik, Kreutzer, Goldwyn & Crandell P.C. 40 Cuttermill Road Great Neck, New York 11021	60,725	(5)	*

Yashar Hirshaut, M.D. c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	96,563	(6)	*

Robert M. Holster c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	53,813	(7)	*

William Peters c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	62,125	(8)	*

Anthony J. Puglisi c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	19,688	(9)	*

Bruce W. Simpson c/o Hi-Tech Pharmacal Co., Inc. 369 Bayview Avenue Amityville, New York 11701	17,343	(10)	*

All Directors and Executive Officers as a group (9 persons)	4,404,191	(11)	34.4	%(12)

Accipter Capital Management LLC 399 Park Avenue 38th Floor New York, NY 10022-8113	1,428,665	(13)	12.6%

	Shares of Common Stock Beneficially Owned as of October , 2007(1)
Executive Officers, Directors and 5% Stockholders	Number of Shares		Percent of Class

Wellington Management Co., LLP 75 State Street Boston, MA 02109-1809	1,113,800	(14)	9.7%

Columbia Management Advisors, Inc. 100 Federal Street 21th Floor Boston, MA 02110-1898	899,009	(14)	7.9%

Royce & Associates LLC 1414 Avenue of the Americas 9th floor New York, NY 10019-2578	841,164	(14)	7.4%

Galleon Group 590 Madison Avenue, 34th floor New York, NY 10022	651,500	(15)	5.7%

Visium Asset Management LLC 950 Third Avenue New York, NY 10022	637,647	(16)	5.6%

*	Represents less than 1% of the outstanding shares of Common Stock including shares issuable to such beneficial owner under options which are presently exercisable or will become exercisable within 60 days.
(1)	Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown as beneficially owned by such person.
(2)	Amount includes options to purchase 668,750 shares of Common Stock exercisable within 60 days of October 1, 2007 and 349,944 shares of Common Stock owned by Mr. Seltzer’s wife and children and a trust for the benefit of one of his children.
(3)	Amount includes options to purchase 295,875 shares of Common Stock exercisable within 60 days of October 1, 2007 and 330,225 shares of Common Stock owned by Mr. Seltzer’s wife and children.
(4)	Amount includes options to purchase 131,250 shares of Common Stock which are fully vested and exercisable within 60 days of October 1, 2007 but does not include 135,000 shares owned by Mr. Seltzer’s wife, as to which there is no beneficial ownership.
(5)	Amount represents options to purchase 60,725 shares of Common Stock exercisable within 60 days of October 1, 2007.
(6)	Amount includes options to purchase 74,563 shares of Common Stock exercisable within 60 days of October 1, 2007 and 22,000 shares of Common Stock owned by Dr. Hirshaut.
(7)	Amount includes options to purchase 53,813 shares of Common Stock exercisable within 60 days of October 1, 2007.
(8)	Amount includes options to purchase 62,125 shares of Common Stock exercisable within 60 days of October 1, 2007.
(9)	Amount includes options to purchase 19,688 shares of Common Stock exercisable within 60 days of October 1, 2007.
(10)	Amount includes options to purchase 17,343 shares of Common Stock exercisable within 60 days of October 1, 2007.
(11)	Amount includes options to purchase 1,384,130 shares of Common Stock exercisable within 60 days of October 1, 2007.
(12)	Amount includes the total shares owned by directors and executive officers as a group (9 persons) the total at the close of business on October 1, 2007.
(14)	Source: 13F Form filings as of on June 30, 2007.
(15)	Source: 13G Form filing on August 10, 2007.
(16)	Source: 13G Form filing on August 13, 2007.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation paid for the year ended April 30, 2007 to the Company’s Chief Executive Officer, Chief Financial Officer and Chairman Emeritus (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Options Awards (#)(2)	All Other Compensation ($)(3)	Total ($)
David S. Seltzer President, Chief Executive Officer, Secretary, and Treasurer	2007	401,000	314,000	269,000	26,000	1,010,000

Bernard Seltzer Chairman Emeritus(4)	2007	285,000	—	—	9,000	294,000

William Peters Vice President and Chief Financial Officer	2007	218,000	75,000	326,000	18,000	637,000

(1)	Represents base salary through April 30, 2007.
(2)	Represents the fair value of options granted on the grant date in accordance with SFAS 123(R).
(3)	Represents the matching contributions to the Hi-Tech Pharmacal Co., Inc. Employee Savings Plan and/or the dollar value of the premium paid by the Company for term life insurance for the benefit of the named executive officer, and automobile reimbursement that were reported as taxable income.
(4)	Bernard Seltzer served as Chairman Emeritus until his death on May 21, 2007.

Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Options Awards(3)
David S. Seltzer President, Chief Executive Officer, Secretary, and Treasurer	2/2/07	50,000	10.68	269,000

Bernard Seltzer Chairman Emeritus	—	—	—	—

William Peters	8/9/06	25,000	15.09	191,500
Vice President and Chief Financial Officer	2/2/07	25,000	10.68	134,500

(1)	The amounts set forth in this column reflect the number of stock options granted under our 1992 Stock Option Plan as amended. The options vest at the rate of 25% per year starting on the first anniversary of the grant and expire in 10 years from the date of grant.
(2)	The exercise price equals the closing price of our common stock on the date of grant.
(3)	The dollar values of stock options disclosed in this column are equal to the aggregate grant date fair value computed in accordance with SFAS 123R, except no assumptions for forfeitures were included.

Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
David S. Seltzer	112,500	—	$2.33	1/15/08
President, Chief Executive Officer,	112,500	—	$1.64	4/1/09
Secretary, and Treasurer	112,500	—	$1.78	6/1/10
	112,500	—	$3.84	11/15/11
	112,500	—	$11.56	1/14/13
	56,250	18,750	$14.99	12/4/13
	37,500	37,500	$12.05	2/1/15
	12,500	37,500	$23.98	3/8/16
	—	50,000	$10.68	2/2/17

William Peters	9,375	5,625	$19.95	9/9/13
Vice President and	12,750	18,750	$10.13	8/2/14
Chief Financial Officer	9,375	28,125	$18.87	8/1/15
		25,000	$15.09	8/9/16
		25,000	$10.68	2/2/17

Bernard Seltzer	56,250	—	$11.56	1/14/13	(1)
Chairman Emeritus	28,125	9,375	$14.99	12/4/13	(1)
	18,750	18,750	$12.05	2/1/15	(1)

(1)	All of Mr. Seltzer’s options became fully vested and exercisable on May 21, 2007, the date of his death, and are exercisable at any time within 3 years after the date of death or at any time within their respective terms, whichever is shorter.

Involuntary Termination. Our employment contracts with Mr. David Seltzer and Mr. William Peters provide for severance pay and other payout amounts in the event that employment is terminated other than for cause or voluntary termination.

Mr. David Seltzer’s employment agreement provides that in the event of a termination of employment by the Company without cause, the Company shall pay to Mr. Seltzer his Base Salary up to the end of the month in which such termination occurs. The employment agreement further provides that in the event of Mr. Seltzer’s death or total disability, he will be paid his Base Salary for the remaining term of the agreement; provided, however, that in the case of a total disability, the Base Salary paid to Mr. Seltzer shall be reduced by any proceeds paid to Mr. Seltzer, his designee or estate, from a disability insurance policy owned by the Company. In addition, if Mr. Seltzer is terminated by the Company without cause or in the event of Mr. Seltzer’s death or total disability, he will also be paid an amount equal to the product of (i) the bonus for the year in which such termination, death or total disability occurred and (ii) a fraction, the numerator of which is the number of months during such year which Mr. Seltzer was employed by the Company through and including the month of his death, total disability or termination of employment, and the denominator of which is twelve.

If Mr. William Peters is terminated, or if he terminates his employment for Good Reason, as defined in his employment agreement, then the Company will pay to him the sum of (i) his salary for the greater of six (6) months or the balance of the term of his agreement and (ii) the pro rata portion of his annual bonus for the prior year. The severance shall be payable weekly. In addition, the Company will continue to keep in effect all health, insurance and welfare benefits for a period of the lesser of six months from the date of termination or until Mr. Peters obtains similar benefits from a new employer. Mr. Peters will not be entitled to severance if the Company gives six months advance written notice that a decision not to renew his agreement has been made by the Company.

Change in Control. In the event of a change in control our employment contract with Mr. David Seltzer provides for severance pay equal to three years of the current base salary, the bonus declared payable to him for the preceding calendar year, the continuation of health care benefits for 24 months, the continuance of his automobile lease then in effect, but not more than 3 years, and provide appropriate outplacement services not to exceed $15,000. The payment of the severance and bonus shall be made as soon as practicable after termination of employment, but in no event more than thirty days after termination.

Our employment contract, as amended, with Mr. William Peters will provide in the event of a change in control for severance pay equal to 2 times the current compensation which equals the sum of (i) his annual salary on the day preceding the change in control and (ii) the annual bonus for the year immediately preceding the change in control. This amount will be made in a lump sum payment within 15 days after the change in control. All insurance and welfare payments will also continue for the lesser of one year or the eligibility of similar benefits from a new employer.

A “Change of Control” shall be deemed to occur upon the earliest to occur after the date of the Agreement of any of the following events:

(a) Acquisition of Stock by Third Party. Any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty (40%) percent or more of the combined voting power of the Company’s then outstanding securities and such Person initiates actions to cause the Company to enter into a transaction or series of transactions with such Person or a third party without the prior consent or request of the Board of Directors;

(b) Change in Board of Directors. The date when continuing Directors cease to be a majority of the Directors then in office, it being understood that it shall not be deemed a Change in Control as long as the majority of the Directors were nominated by the continuing Directors;

(c) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity; and

(d) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Potential Payments Upon Termination of Employment or Change in Control

The following information and table set forth the amount of payments to each of our named executives in the event of a termination of employment as a result of involuntary termination and termination following a change in control.

Assumptions and General Principles. The following assumptions and general principles apply with respect to the following table and any termination of employment of a named executive:

•

The amounts shown in the table assume that each named executive was terminated on April 30, 2007. Accordingly, the table reflects amounts earned as of April 30, 2007 and includes estimates of amounts that would be paid to the named executive upon the occurrence of a termination or change in control. The actual amounts to be paid to a named executive can only be determined at the time of the termination or change in control.

•

Because we have assumed an April 30, 2007 termination date, each of the named executives would have been entitled to receive 100% of the annual bonus payment made for fiscal year 2006 that was paid in fiscal 2007. If termination would occur in Fiscal 2008, the bonus amount would be the bonus amount that the Board determines to pay out for the year ended April 30, 2007.

•

A named executive may exercise any stock options that are exercisable prior to the date of termination and any payments related to these stock options are not included in the table because they are not severance payments.

Involuntary Termination	David Seltzer	William Peters
Prorated annual bonus compensation	$314,000	$75,000
Cash severance payment	1,328,000	110,000
Continued health care benefits and other	—	12,000
Total	$1,642,000	$197,000
Change in Control with Termination
Prorated annual bonus compensation	$314,000	$75,000
Cash severance payment	1,328,000	331,000
Continued health care benefits and other	82,000	$23,000
Total	$1,724,000	$429,000

Employment Agreements

David S. Seltzer — Chairman of the Board, President, Chief Executive Officer, Secretary and Treasurer

David S. Seltzer serves as Chairman of the Board since Bernard Seltzer retired the position in September, 2004. David S. Seltzer was elected to serve as President and Chief Executive Officer effective May 1, 1998. On March 28, 2007, the Company entered into an amended and restated executive employment agreement with David S. Seltzer pursuant to which Mr. Seltzer is to serve as President and Chief Executive Officer, effective May 1, 2007 through April 30, 2010. Mr. Seltzer is to receive an annual base salary of $421,375.50 for the period May 1, 2007 through April 30, 2008 (“Base Salary”) and for each fiscal year thereafter during the term of the employment agreement, Mr. Seltzer will be paid a base salary equal to the sum of (a) the Base Salary for the immediately preceding fiscal year and (b) an amount determined by multiplying the Base Salary in effect for the immediately preceding fiscal year by five (5%) percent. Mr. Seltzer may also receive a bonus during each year of employment which shall be determined in accordance with an Executive Bonus Plan to be adopted by management and approved by the Company’s Compensation Committee. Such Executive Bonus Plan may be based on the Company meeting certain fiscal goals and also taking into account, among other things, progress towards strategic objectives not fully measured by pre-tax net income. Mr. Seltzer shall be eligible to receive options to purchase a minimum amount of 50,000 shares of the Company’s common stock. The employment agreement provides that in the event of a termination of Mr. Seltzer’s employment by the Company without cause, the Company shall pay to Mr. Seltzer his Base Salary up to the end of the month in which such termination of employment occurs. The employment agreement further provides that in the event of Mr. Seltzer’s death or total disability, he will be paid his Base Salary for the remaining term of the agreement; provided, however, that in the case of a total disability, the Base Salary paid to Mr. Seltzer shall be reduced by any proceeds paid to Mr. Seltzer, his designee or estate, from a disability insurance policy owned by the Company. In addition, if Mr. Seltzer is terminated by the Company without cause or in the event of Mr. Seltzer’s death or total disability, he will also be paid an amount equal to the product of (i) the bonus for the year in which such termination, death or total disability occurred and (ii) a fraction, the numerator of which is the number of months during such year which Mr. Seltzer was employed by the Company through and including the month of his death, total disability or termination of employment, and the denominator of which is twelve. The amended and restated employment agreement contains standard confidentiality provisions and indemnification provisions.

Bernard Seltzer — Chairman of the Board Emeritus

Mr. Bernard Seltzer’s employment agreement provides that his annual base salary for the fiscal years beginning May 1, 2005 and ending April 30, 2008 is approximately $285,000 each year. His employment agreement expires April 30, 2008. Mr. Bernard Seltzer served as Chairman Emeritus until his death on May 21, 2007. Under the terms of Mr. Seltzer’s employment agreement, the Company is required to pay his annual base salary after death until the end of the term of the agreement.

William Peters — Vice President and Chief Financial Officer

The Company has an employment agreement with William Peters, its Vice President and Chief Financial Officer which expired on July 31, 2007 and which has been extended until July 31, 2009, subject to the execution of an amendment to the agreement. The agreement automatically renews for successive one-year terms. Annual base salary through July 31, 2006 is $210,000, $220,500 through July 31, 2007 and $242,550 through July 31, 2009. The agreement provides for annual bonuses to be determined in accordance with performance goals set by the Compensation Committee of the Board of Directors and the President of the Company. The Compensation Committee and the President set a target equal to or greater than 25% of Mr. Peters’ annual salary. The employment agreement provides for severance payments to Mr. Peters equal to (i) the sum of his salary for the greater of 6 months or the balance of the term of the agreement and (ii) the pro rata portion of his annual bonus for the prior year of his employment in the event of termination. In the event of a termination upon total disability, the Company will pay to Mr. Peters the salary which would otherwise be payable to him during the continuance of such disability. Such employment agreement contains standard confidentiality provisions. In the event of a change in control the Company has approved payment or will cause its successor to pay to Mr. Peters in a cash lump sum an amount equal to 2 times his annual salary plus his annual bonus for the year immediately preceding the Change of Control.

As described more fully below, this chart summarizes the annual cash compensation for the Company’s non-employee directors during fiscal year 2007.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Martin M. Goldwyn	8,000	-0-	85,000			93,000
Yashar Hirshaut, M.D.	8,000	-0-	93,000			101,000
Robert M. Holster	8,000	-0-	93,000			101,000
Anthony J. Puglisi	8,000	-0-	85,000			93,000
Reuben Seltzer	8,000	-0-	85,000	170,000	(2)	263,000
Bruce W. Simpson	8,000	-0-	93,000	20,000	(3)	121,000

(1)	Represents the dollar values of stock options disclosed in this column are equal to the aggregate grant date fair value computed in accordance with SFAS 123(R), except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 12 of the Notes to Consolidated Financial Statements in the Company’s Form 10-K.
(2)	Represents non-employee compensation received by Mr. Reuben Seltzer for new business development and legal services.
(3)	Represents non-employee compensation paid to Mr. Bruce W. Simpson’s consulting company for consulting services.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference into a document filed with the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Audit Committee of the Board of Directors (the “Committee”) is comprised of three (3) independent non-employee directors during fiscal year 2007. The responsibilities of the Committee are set forth in its written charter (the “Charter”). The Board of Directors adopted an amended charter of the Audit Committee, which is attached hereto as Appendix A.

The duties of this Committee include oversight of the financial reporting process for the Company through periodic meetings with the Company’s independent auditors and management of the Company to review accounting, auditing internal controls and financial reporting matters.

During fiscal year 2007 this Committee held 5 meetings. The Company’s senior financial management and independent auditors were in attendance at each meeting.

The management of the Company is responsible for the preparation and integrity of financial information and related systems of internal controls. Management is also responsible for assessing and maintaining the effectiveness of internal controls over the financial reporting process in compliance with Sarbanes-Oxley Section 404 requirements. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles and to maintain internal controls over financial reporting and upon the Company’s independent auditors to review (in the case of quarterly financial statements) or audit (in the case of its annual financial statements), as applicable, such financial statements in accordance with generally accepted auditing standards.

The Committee has reviewed and discussed with senior management the Company’s audited financial statements for the fiscal year ended April 30, 2007, included in the Company’s 2007 Annual Report to Stockholders. Management has confirmed to the Committee that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

In discharging the Committee’s oversight responsibility for the audit process, we have discussed with Eisner LLP (“Eisner”), the Company’s independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees). SAS 61 requires the Company’s Independent Auditors to provide the Committee with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibilities under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant accounting adjustments, (v) any disagreements with management and (vi) any difficulties encountered in performing the audit. The Committee discussed with the Company’s independent auditors, with and without management present, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Committee has obtained from Eisner a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) with respect to any relationship between Eisner and the Company which in their professional judgment may reasonably be thought to bear on independence. Eisner has discussed its independence with the Committee, and has confirmed in its letter to the Committee that, in its professional judgment, it is independent of the Company within the meaning of the United States securities laws.

Based upon the foregoing review and discussions with senior management of the Company, the Committee has recommended to the Company’s Board that the financial statements prepared by the Company’s management, and audited by its independent auditors be included in the Company’s 2007 Annual Report to Stockholders, and that such financial statements also be included in the Company’s Annual Report on Form 10-K, for filing with the United States Securities and Exchange Commission. The Committee also has recommended to the Board the reappointment of Eisner as the Company’s independent auditors for 2008, and the Board has concurred in such recommendation.

As specified in the Charter, it is not the duty of this Committee to plan or conduct audits or to determine if the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s management and independent auditors. In giving its recommendations to the Board, the Committee has relied on (i) management’s representations to it that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Company’s independent auditors with respect to such financial statements.

The members of the Audit Committee are independent as defined under the requirements of Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

Presented by the members of the Audit Committee:

Yashar Hirshaut, M.D.

Robert M. Holster

Anthony J. Puglisi

Certain Relationships and Related Transactions

For the fiscal year ended April 30, 2007, Mr. Reuben Seltzer was engaged by the Company to provide new business development and legal services. For such services, Mr. Reuben Seltzer received $178,000. Mr. Reuben Seltzer is a director of the Company and the brother of David S. Seltzer, the Company’s Chairman, President, Chief Executive Officer, Secretary and Treasurer.

The Company and Reuben Seltzer have a 17.7% and 17.7% interest, respectively, in Marco Hi-Tech JV LLC, a New York limited liability company (“Marco Hi-Tech”), which markets raw materials for nutraceutical products. Additionally, the Company has an investment in an available for sale security Neuro-Hitech, Inc., of which Reuben Seltzer is a director. The Company has a 9% interest in Neuro-Hitech, Inc.

The Company is jointly developing a generic product outside of its area of expertise with EMET Pharmaceuticals, LLC, formerly known as XCell Pharmaceuticals, LLC (“EMET”) and another company. Mr. Reuben Seltzer is a principal of EMET. During the fiscal year, the Company spent approximately $409,000 on this project, which was included in research and development expense.

The Company believes that material affiliated transactions between the Company and its directors, officers, principal stockholders or any affiliates thereof have been, and will be in the future, on terms no less favorable than could be obtained from unaffiliated third parties.

Tashlik, Kreutzer, Goldwyn & Crandell P.C. received $217,000 in legal fees for services performed for the Company during the Company’s fiscal year ended April 30, 2007. Mr. Martin M. Goldwyn, an officer of such firm, is a director of the Company.

Review and Approval or Ratification of Transactions with Related Persons

The policies or procedures for the review, approval and/or ratification of transactions with related persons, such as are disclosed immediately above, are reviewed by the Audit Committee as they arise. Related party transactions are identified by the directors themselves and may be identified by management. Pursuant to this policy, the Company maintains a list of companies and other organizations with which each director has a relationship and directors are required to inform the Secretary of the Company of their relationship with any company that has an agreement or arrangement with the Company to assure that no conflict exists between the companies and to evaluate the Company’s business relationship, if any, with the other company. This notification policy was implemented by the Board in order to evaluate whether a position that a director has may affect his independence. Such notifications will also alert the Company about related party transactions so that the Audit Committee may review them, as appropriate.

PROPOSAL 2:    AMENDMENT TO THE COMPANY’S 1994 DIRECTORS STOCK OPTION PLAN

TO INCREASE BY 200,000 THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

At the Meeting, the stockholders will be asked to approve an amendment to the Company’s 1994 Directors Stock Option Plan (“Directors Plan”) to increase by 200,000 the number of shares of Common Stock reserved for issuance thereunder. The Directors Plan provides for a total of 600,000 shares of Common Stock authorized to be granted under the Directors Plan. Through April 30, 2007, the Company has granted non-qualified stock options to purchase 530,625 shares to its directors at an average exercise price of $10.17 per share. The purpose of the Directors Plan is to advance the interest of the Company by encouraging stock ownership on the part of the directors of the Company who are not employees of the Company by enabling the Company to secure and retain the services of highly qualified persons. The remaining shares available for grant under the Directors Plan are insufficient to accomplish these purposes.

The increase requested in the Directors Plan is the third proposed increase since the Company went public in 1992. It is vitally important to the future success of the Company for this request to be approved by the stockholders. The Company has attracted independent directors to the Board, all of whom are standing for election. These highly competent individuals have the business experiences and the skill sets necessary for the Company’s success.

To continue to retain these persons to serve on the Company’s Board of Directors, the Company has offered comparatively modest compensation, consisting of an initial grant of fair market value non-qualified stock options to purchase shares, annual additional stock option grants to purchase 11,250 shares and cash compensation of $2,000 per quarter. The Company believes that this compensation package is comparable or below the compensation packages that other companies of comparable size offer to their directors.

If the Company is to attract and retain independent directors to serve on its Board, it must be able to compensate them fairly. If this proposal is not approved, the Company may be forced to increase the cash compensation paid to directors as a substitute for stock option grants. The Company does not believe that this alternative is in the best interests of the stockholders and urges its stockholders to approve the proposal to increase the number of shares reserved for issuance under the Directors Plan. The Company believes that it is imperative to approve the amendment to the Directors Plan.

The Board adopted, subject to stockholder approval, the amendment to the Directors Plan. Approval of the amendment requires the affirmative vote of the holders of a majority of the shares represented at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE DIRECTORS PLAN.

The following summary describes certain of the features of the Directors Plan and does not purport to be complete, and is subject to, and qualified in its entirety by reference to the text of the Directors Plan attached to this Proxy Statement as Appendix C. On October 5, 2007, the market price per share of the Company’s Common Stock was $11.70 based on the closing price of the Common Stock on the Nasdaq on such date.

Purposes.    The purposes of the 1994 Directors Plan are to attract and retain the services of experienced and knowledgeable outside Directors of the Company and to provide equity incentives for nonemployee directors by granting them options to purchase shares of the Company’s Common Stock.

Eligibility.    The 1994 Directors Plan provides for the grant of NQSOs to nonemployee members of the Board of Directors of the Company or affiliates of the Company (as such terms are defined in the 1994 Directors Plan). As of October 3, 2007, there were 6 non-employee directors eligible to receive awards of stock options under the 1994 Directors Plan.

Plan Administration.    The 1994 Directors Plan is administered, subject to its terms, by the Board of Directors.

Terms of Options.    Each option granted under the 1994 Directors Plan must be evidenced by a written stock option agreement between the Company and the optionee. Under the 1994 Directors Plan, each nonemployee director is entitled to an automatic grant of an option to purchase 11,250 shares of the Company’s Common Stock. In addition, the nonemployee director who chairs the audit or other committees of the Board of Directors will be granted an option to purchase 11,250 shares and an additional 1,125 shares if the optionee is also chair of the audit committee or other committee of the Board of Directors (“Director Option”). The grant of the Director Options will be made on the date of the annual meeting of stockholders pursuant to the 1994 Directors Plan.

To remain eligible for the grant of a Director Option under the 1994 Directors Plan, an optionee must, on each such anniversary date, (i) not have given notice to the Company that such director will not stand for re-election as a member of the Board of Directors at the annual meeting of the Company’s stockholders following expiration of such director’s term; (ii) not have received notice from the Board of Directors that such director will not be nominated for election as a member of the Board of Directors at such meeting; and (iii) in the case of the chair of the audit committee or other committee of the Board of Directors, (a) not have given notice to the Company that such director intends to resign as chair of the audit committee or other committee and (b) not have received notice from the Board of Directors that such director will be replaced as chair of the audit or other committees. Options granted under the 1994 Directors Plan are subject to the following terms and conditions:

Exercise of Options.    Each Director Option is exercisable in cumulative increments of 25% per year, commencing on the first anniversary of the date of the grant. Each Director Option will become exercisable in full on the fourth anniversary of the date of grant. Options, or any exercisable portion thereof, may be exercised only by giving written notice to the Company, accompanied by payment of the exercise price for the number of shares being purchased. The exercise price may be paid in cash or check or by delivery of fully paid shares of Common Stock of the Company that have been owned by the optionee for more than six months, through a “same day sale”, through a “margin commitment” or by any combination of the foregoing.

Exercise Price.    No consideration is payable to the Company upon the grant of any option. The purchase price of the stock covered by all options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value on the date of the grant is defined as the closing price of the Common Stock as reported by the Nasdaq National Market System on the trading day immediately preceding the date on which the fair market value is determined. If any option is forfeited or terminates for any reason before being exercised, then the shares of Common Stock subject to such option shall again become available for future awards under the 1994 Directors Plan.

Expiration of Options.    Under the 1994 Directors Plan, options are exercisable for 10 years. If an optionee ceases to be a nonemployee director of the Company due to death or disability, all director options held by the optionee not previously expired or exercised are fully exercisable and vested, and the optionee, or his estate or beneficiary, has the right to exercise such options at any time within their respective terms or within three years after the date of termination, whichever is shorter. In the event an optionee retires from service as a director, special rules allow the optionee to exercise all vested and unvested options within certain periods after the optionee’s termination. In no event will an option be exercisable after the expiration date of the option.

Non-transferability.    The rights of an optionee under the 1994 Director Plan are not assignable by such optionee, by operation of law or otherwise, except by will or the applicable laws of descent and distribution or in the event of an optionee’s divorce or dissolution of marriage. Options granted under the 1994 Directors Plan are exercisable during the optionee’s lifetime only by the optionee or the optionee’s guardian or legal representative.

Amendment and Termination.    The Board of Directors may at any time terminate or amend the 1994 Directors Plan. Rights and obligations under any award granted before amendment shall not be materially changed or adversely affected by such amendment except with the consent of the optionee. Amendments to the 1994 Directors Plan to increase the number of shares available for issuance or change the class of persons eligible to receive options under the 1994 Directors Plan are subject to the approval of the Company’s stockholders. Further, the provisions of the 1994 Directors Plan relating to eligibility and the terms and conditions of the options granted under the 1994 Directors Plan shall not be amended more than once every six months, other than to comport with changes in the Code. The 1994 Directors Plan is a ten year plan, which was extended for an additional ten years expiring on October 26, 2014, subject to earlier termination by the Board of Directors.

Accelerated Vesting.    In the event of (i) a dissolution or liquidation of the Company, (ii) a merger in which the Company is not the surviving corporation or the sale of substantially all of the assets of the Company; (iii) any other transaction that qualifies as a “corporate transaction” under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company; or (iv) a change in the composition of the Board of Directors of the Company by reason of a contested election such that a majority of the Board members cease to be comprised of individuals who have been members of the Board of Directors immediately before such change, then all options outstanding under the 1994 Directors Plan shall become fully exercisable before the effective date of such event at such times and on such conditions as the Board of Directors determines. In such event, all options outstanding under the 1994 Directors Plan will remain exercisable until the expiration or sooner termination of the option term specified in the option agreement.

Adjustments Upon Changes in Capitalization.    If the number of shares of Common Stock outstanding is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available under the 1994 Directors Plan and the number of shares of Common Stock subject to outstanding options and the exercise price per share of such options will be proportionately adjusted.

Federal Income Tax Consequences.    The following summary of federal income tax consequences does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not cover the tax consequences of the Directors Plan (or the grant or exercise of options thereunder) under state and/or other local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. Accordingly, individuals eligible to receive options under the Directors Plan should consult with their personal tax advisors prior to engaging in any transactions under the Directors Plan.

The characterization of income as either ordinary income or capital gain is still required by the Code, and may have important tax consequences to participants under the Plan in some situations. Therefore, the following summary continues to characterize income from various transactions as either ordinary income or capital gain.

Non-Qualified Stock Options (“NQSO”).    In general, there are no tax consequences to the option holder upon the grant of a NQSO, but upon exercise of the option the option holder generally will recognize ordinary income equal to the difference between the purchase price paid for the shares on exercise of the option and the fair market value of such shares as of the date of exercise. However, a special rule (the “Section 16(b) Deferral Rule”) applies in the case of option holders (generally officers, directors and 10% stockholders) who are subject to Section 16(b) of the Exchange Act (under which an “insider’s” profit on the purchase and sale or sale and purchase within less than six months of equity securities of the issuer may be recovered by the issuer). Under the Section 16(b) Deferral Rule, such ordinary income attributable to the exercise of a NQSO generally will not be recognized until the expiration of the period during which a sale of the stock could subject the option holder to suit under Section 16(b), with the amount of such ordinary income being measured by the fair market value of the stock on the expiration of such period (the “Section 16(b) Expiration Date”).

The Section 16(b) Deferral Rule can be waived by an option holder if he or she makes a timely election (generally, within 30 days following exercise) under Section 83(b) of the IRC to recognize ordinary income at the time of exercise of the NQSO.

An option holder’s tax basis in shares acquired on exercise of a NQSO generally will be equal to the exercise price paid for such shares by the option holder plus the amount of income recognized by the option holder by reason of his or her exercise of the option under the rules described above. Upon a subsequent disposition of the shares received on exercise of a NQSO, the difference between the amount realized on such disposition and the option holder’s tax basis for such shares generally will be treated as a capital gain or loss, which will be short term or long-term depending on whether the shares are held for the applicable long-term holding period following exercise of the option. However, in the case of an option holder who is subject to the Section 16(b) Deferral Rule described above and who does not waive such rule by filing an election under Section 83(b) of the Code, such option holder’s capital gain holding period generally will not commence until the Section 16(b) Expiration Date.

Use of Common Stock to Pay Exercise Price.    Subject to the provisions of the Directors Plan, an option holder may be permitted to use shares of the Company’s Common Stock (previously acquired by the option holder) to pay the exercise price under an NQSO. The option holder should consult with his or her personal tax advisor to review the tax consequences of delivering shares of Common Stock to exercise stock options. If an individual exercises a NQSO by delivering other shares, the individual will not recognize gain or loss with respect to the exchanged shares, even if their then fair market value is different from the individual’s tax basis in such shares. The individual, however, will be taxed as described above with respect to the exercise of the NQSO as if the individual had paid the exercise price in cash, and the Company generally will be entitled to an equivalent tax deduction. Provided the individual receives a separate identifiable stock certificate therefor, the individual’s tax basis in the number of shares received on such exercise, which is equal to the number of shares surrendered on such exercise, will be equal to the individual’s tax basis in the shares surrendered and the individual’s holding period for such number of shares received will include the individual’s holding period for the shares surrendered. The individual’s tax basis and holding period for the additional shares received on exercise of a NQSO paid for, in whole or in part, with shares will be the same as if the individual had exercised the NQSO solely for cash.

Company Deductions.    In general, the Company will be entitled to a deduction with respect to NQSO’s granted under the Directors Plan in an amount equal to the ordinary income recognized by the option holder upon exercise of such option (or as of the Section 16(b) Expiration Date if the Section 16(b) Deferral Rule applies).

Withholdings and Information Reports.    The Company generally is required to make applicable federal payroll withholdings with respect to compensation income recognized by optionees under the Directors Plan. Such withholdings ordinarily will be accomplished by withholding the required amount from other cash compensation due from the Company to the optionee, by having the optionee pay to the Company the required withholding amount, or by such other permissible methods as the Company may deem appropriate. Whether or not such withholdings are required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an optionee) attributable to transactions involving the Directors Plan.

Approval.    Assuming a quorum exists at the Meeting, the proposal to approve the Directors Plan will be adopted upon the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting. If this Proposal 2 is approved, the Company will list the additional 200,000 shares of Common Stock, for issuance with respect to future grants under the Directors Plan with Nasdaq and will file with the SEC a registration on Form S-8 to register such additional shares for issuance under the Directors Plan.

PROPOSAL 3:    RATIFICATION OF INDEPENDENT AUDITORS

The Company is asking the stockholders to ratify the appointment of Eisner LLP as the Company’s independent auditors for the fiscal year ending April 30, 2008.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Eisner LLP has audited the Company’s financial statements annually since fiscal 1992. Its representatives will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

Eisner LLP has served as the auditors for the Company for the fiscal year ended April 30, 2007. Eisner LLP billed us $345,000 and $320,000, in the aggregate, for professional services for the audit of our annual financial statements and audit of the Company’s internal controls in compliance with the Sarbanes-Oxley Act of 2002 for fiscal 2007 and 2006, respectively, and for the review of our interim financial statements which are included in our quarterly reports on Form 10-Q for fiscal 2007.

Audit Related Fees

Eisner LLP billed us $21,000 and $36,000 for other audit-related fees for fiscal 2007 and 2006, respectively. Other audit-related fees related primarily to services rendered in connection with our filing of registration statements with the SEC and due diligence in connection with potential acquisitions and accounting consultations.

Tax Fees

Eisner LLP billed the Company $36,000 and $31,000 for fiscal 2007 and 2006, respectively, for tax services, including tax compliance.

All Other Fees

The Company did not engage Eisner LLP for professional services rendered for all services other than those services captioned “Audit Fees”, “Tax Fees” and “Financial Information Systems Design and Implementation Fees” in fiscal 2007.

All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by Eisner LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing function.

Financial Information Systems Design and Implementation Fees

Eisner LLP did not provide and did not bill nor was paid any fees for financial information systems design and implementation services in fiscal 2007 and 2006 as described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

Policy on Audit Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

1. Audit services include audit and review work performed on the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditor’s tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves independent auditor services within each category. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF EISNER LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2008.

OTHER BUSINESS

The Board does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than as set forth above. If any other matter should be presented properly, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

Voting Procedures

Directors of the Company must be elected by a plurality of the vote of the shares of Common Stock present in person or represented by proxy at the Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee’s achievement of a plurality.

With respect to any other matter that may be submitted to the stockholders for a vote, the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Meeting for a particular matter is required to become effective. With respect to abstentions, the shares are considered present at the Meeting for the particular matter, but since they are not affirmative votes for the particular matter, they will have the same effect as votes against the matter. With respect to broker votes, the shares are not considered present at the Meeting for the particular matter as to which authority to vote on a particular matter is withheld from the broker.

No Incorporation by Reference

In our filings with the SEC, information is sometimes “incorporated by reference”. This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” specifically are not incorporated by reference into any other filings with the SEC.

This proxy statement is sent to you as part of the proxy materials for the 2007 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our Common Stock.

2008 PROPOSALS FOR ANNUAL MEETING

Proposals by stockholders which are intended to be presented at the 2008 Annual Meeting must be received by the Company at its principal executive offices on or before May 28, 2008.

Annual Report

The Company’s Annual Report containing audited financial statements for the fiscal year ended April 30, 2007 accompanies this Proxy Statement. THE COMPANY WILL SEND TO A STOCKHOLDER, UPON REQUEST WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED APRIL 30, 2007, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF DAVID S. SELTZER, SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

By Order of the Board of Directors,

HI-TECH PHARMACAL CO., INC.

David S. Seltzer

Chairman, President, Chief Executive Officer,

Secretary and Treasurer

Dated: October 11, 2007

APPENDIX A

HI-TECH PHARMACAL CO., INC.

AUDIT COMMITTEE CHARTER

Role and Independence

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation and other such duties as directed by the Board. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ. The Committee is expected to maintain free and open communication, including private executive sessions at least annually, with the Corporation’s independent auditors, the internal auditors and the management of the Corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board of Directors. The Chairperson will also maintain regular liaison with the Corporation’s Chief Executive Officer, Chief Financial Officer, and the lead independent audit partner of the Corporation’s independent auditors.

Responsibilities

The Audit Committee’s primary responsibilities include:

•

Recommending to the Board the independent auditors to be selected or retained to audit the financial statements of the Corporation. In so doing, the Committee will request from the auditors a written affirmation that the auditors are in fact independent, discuss with the auditors any relationships that may impact the auditors’ independence, and recommend to the Board any actions necessary to oversee the auditors’ independence.

•

Overseeing the independent auditors relationship by discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee and the Board to report on any and all appropriate matters.

•	Providing guidance and oversight of the audit activities of the Corporation, including reviewing the organization, plans and results of such activity, to the Board.

•

Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include consideration of the quality of the Corporation’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Corporation’s report on Form 10-K.

•	Reviewing with management and the independent auditors quarterly financial information prior to the Corporation’s filing of Form 10-Q. This review may be performed by the Committee or its Chairperson.

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•	Discussing with management and the auditors the quality and adequacy of the Corporation’s internal controls.

•	Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance areas as may be appropriate.

•	Reviewing with management and the independent auditors the fees and expenses to be paid to the independent auditors.

•

Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement, including appropriate oversight conclusions, for submission to the stockholders.

•	Pre-approving, or adopting appropriate procedures to pre-approve all audit and non-audit services to be provided to the Corporation by the independent auditors.

•

Establishing procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal auditing controls or auditing matters, and for confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

Revisions To Charter

This Charter shall be reviewed, updated and approved annually by the Board of Directors.

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APPENDIX B

HI-TECH PHARMACAL CO., INC.

NOMINATING COMMITTEE CHARTER

Membership

The Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Hi-Tech Pharmacal Co., Inc. (the “Company”) shall consist of at least two directors, all of whom the Board shall determine are “independent” in accordance with rules promulgated by the National Association of Securities Dealers’ listing standards. Based on the recommendation of the Committee, the Board annually shall elect the members following the Annual Meeting of Stockholders. The members of the Committee may be removed by the Board.

Purpose, Authority and Responsibilities

The purpose of the Committee shall be to identify individuals qualified to become Board members consistent with the criteria approved by the Board and to recommend a slate of nominees for election at each annual meeting of stockholders; and to make recommendations to the Board concerning the appropriate size, function, needs and composition of the Board and its Committees.

In furtherance of this purpose, the Committee shall have the following authority and responsibilities:

•

to review the qualifications of candidates for director identified by the committee or suggested by Board members, stockholders, management and others in accordance with criteria recommended by the committee and approved by the Board;

•	to consider the performance of incumbent directors and other relevant factors in determining whether to nominate them for re-election;

•	to recommend to the Board a slate of nominees for election or re-election to the Board at each annual meeting of stockholders;

•	to recommend to the Board candidates to be elected to the Board as necessary to fill vacancies and newly created directorships;

•	to make recommendations to the Board as to determinations of director independence;

•	to recommend to the Board retirement policies for directors;

•	to make recommendations to the Board concerning the function, composition and structure of the Board and its committees;

•	to recommend to the Board directors to serve as members of and to chair each committee of the Board;

•	to evaluate the Committee’s performance at least annually and report to the Board on such evaluation;

•	to review the compensation of directors for service on the Board and its committees and recommend changes in compensation to the Board;

•	to periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval; and

•	to perform such other duties and responsibilities as are consistent with the purpose of the Committee and as the Board or the Committee shall deem appropriate.

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Procedures

The Committee shall meet as often as it deems is appropriate to carry out its responsibilities. A majority of the members of the Committee shall constitute a quorum. The Chair of the Committee, in consultation with the other Committee members, shall set meeting agendas. The Committee shall report its actions and recommendations to the Board.

The Committee shall have the sole authority to retain and terminate any search firm assisting the Committee in identifying director candidates, and any other advisors to the Committee as the Committee may deem appropriate, including sole authority to approve the fees and terms of any search firm or other advisors that it retains.

The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate.

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APPENDIX C

HI-TECH PHARMACAL CO., INC.

1994 DIRECTORS STOCK OPTION PLAN, AS AMENDED

1. Purpose. The purpose of this 1994 Directors Stock Option Plan (the “Plan”) is to provide a means by which directors of Hi-Tech Pharmacal Co., Inc. (the “Company”) who are not employees of the Company or any of its Affiliates (“Nonemployee Directors”), may be given an opportunity to purchase shares of Common Stock of the Company, par value $.01 per share (“Common Stock”). The Plan is intended to advance the interests of the Company by encouraging stock ownership on the part of the Company’s Nonemployee Directors by enabling the Company (and its Affiliates) to secure and retain the services of highly qualified persons, and by providing the Company’s Nonemployee Directors with an additional incentive to advance the success of the Company (and its Affiliates). For purposes of this Plan, “Affiliate” shall mean any parent or subsidiary corporation of the Company as defined in Section 425(e) and (f), respectively, of the Internal Revenue Code of 1986 (the “Code”). “Affiliation” shall refer to a group of Affiliates.

2. Stock Subject to Option. Subject to adjustment as provided in Sections 4(h) and (i) hereof, options may be granted by the Company from time to time to purchase up to an aggregate of 600,000 shares of the Company’s authorized but unissued Common Stock. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoptioned under the Plan.

3. Participants. All directors of the Company who are not employees of the Company or any of its Affiliates may be granted options under the Plan.

4. Terms and Conditions of Options. Options granted from time to time pursuant to the Plan shall be evidenced by written agreements and shall not be inconsistent with this Plan. Shares of Common Stock that may be purchased under an option granted pursuant to this Plan shall sometimes hereinafter be referred to as “Director Options”.

(a) Grants of Director Options. Each Nonemployee Director who is elected or appointed to the Board of Directors of the Company after the effective date of the Plan shall be granted and receive, as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, an option to purchase 11,250 Director Options and an option to purchase 1,125 Director Options if such Nonemployee Director Chairs the Audit Committee or other committee of the Board of Directors (subject to adjustment in the same manner as provided in Section 4(h) hereof with respect to Director Options subject to options then outstanding). As of the date of the annual meeting of the Stockholders of the Company in each year that the Plan is in effect as provided in Section 6 hereof, each Nonemployee Director who is in office immediately after such meeting and who is not then entitled to receive an option pursuant to the preceding provisions of this Section 4(a) shall be granted and receive, without the exercise of the discretion of any person or persons, an option to purchase 11,250 Director Options (subject to adjustment in the same manner as provided in Section 4(h) hereof with respect to Director Options subject to options then outstanding). If, as of any date that the Plan is in effect, there are not sufficient Director Options available under the Plan to allow for the grant to each Nonemployee Director of an option for the number of shares provided herein, the Plan shall terminate as provided in Section 6 hereof. All options granted under the Plan shall be at the option price set forth in Section 4(b) hereof and shall be subject to adjustment as provided in Section 4(h) hereof.

(b) Option Price. The option price for each Director Option shall be the market value of the Common Stock on the date the option is granted (the “Date of Grant”). For purposes of this Plan, the “market value” of each share of Common Stock means (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share on the principal exchange on which the Common Stock is listed as reported by such exchange, (ii) if the Common Stock is quoted in the National Market System, the closing price per share as reported by NASDAQ, (iii) if the Common Stock is traded in the over-the-counter market but not quoted in the National Market Systems, the average of the closing bid and asked quotations per share as reported by NASDAQ, or any other nationally accepted reporting medium if NASDAQ quotations shall be unavailable, or (iv) if none of the foregoing applies, market value of the Common Stock will be the fair value of the Common Stock as reasonably determined in the good faith judgment of the Company’s Board of Directors.

(c) Term of Option. Notwithstanding any other provision of this Plan, each option granted under this Plan shall expire not more than ten years from the date the option is granted, except that under the circumstances described in Section 4(g), 4(i), and 4(j), options may expire and terminate at an earlier date.

(d) Exercise of Option. Except as otherwise provided in the applicable option agreement, the right to exercise each option shall accrue as to 25% of the total shares covered by such option on each of the first four anniversaries of the Date of Grant and shall be cumulative. The date of grant shall be the date set forth in any option agreement as the “Date of Grant.” Other than as contemplated in Section 4(g)(1) and 4(g)(2) hereof, if an optionee ceases to be a director of the Company for any reason, no option shall give an optionee (or his successor) a right to acquire any greater number of shares than he had rights to acquire on the date of his termination. The Committee may accelerate the time at which an option may be exercised.

(e) Manner of Exercise. Shares purchased upon exercise of Director Options shall at the time of purchase be paid for in full. The Company shall satisfy its employment tax and other tax withholding obligations by requiring the optionee to pay the amount of employment tax and withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option, subject to such restrictions or procedures as the Company deems necessary to satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon by the optionee (or other person entitled to exercise the option) and the Company, accompanied by payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the options. Such payment shall be effected (i) by certified or official bank check, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment and withholding tax or (iii) by delivery of the equivalent thereof acceptable to the Company. The Company will, as soon as reasonably possible, notify the optionee of the amount of employment tax and other withholding tax that must be paid under federal, state and local law due to the exercise of the option. At the time of delivery, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the Shares of Common Stock; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

(f) Non-Transferability of Option Rights. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the Option is exercisable only by the optionee.

(g) Termination of Relationship.

(1) In the event that an optionee shall die before he ceases to be a director of the Company, or if an optionee ceases to be a director of the Company because optionee has become disabled within the meaning of Section 105(d)(4) of the Code, such Option shall continue to vest in accordance with the Plan and the stock option agreement in effect for a period of twelve months from the date of death of optionee or the date he ceases to be a director of the Company due to disability, and optionee, his estate or beneficiary, shall have the right to exercise his options at any time within such twelve month period

(if otherwise within the term of the option). Notwithstanding the foregoing, the provisions of this Section 4(g)(1) shall be subject to Sections 4(c), 4(i) and 4(j), which may earlier terminate the option.

(2) In the event that the optionee retires from service as a director of the Company in accordance with the Company’s retirement policies in effect from time to time, such option shall continue to vest during the lifetime of the optionee in accordance with the Plan and the stock option agreement in effect and may be exercised at any time during the remaining term of the option. If an optionee that has retired dies subsequent to their retirement during the term of an option, such option shall continue to vest in accordance with the Plan and the stock option agreement in effect and may be exercised within twelve months of such optionee’s death (if otherwise within the option period), but not thereafter. Notwithstanding the foregoing, the provisions of this Section 4(g)(2) shall be subject to Sections 4(c), 4(i) and 4(j), which may earlier terminate the option.

(3) In the event that optionee ceases to be a director of the Company, and the provisions of Section 4(g)(1), 4(g)(2) and 4(j) do not apply, the option may be exercised, to the extent the option could be exercised immediately prior to such cessation, at any time within nine months after the date of such cessation (if otherwise within the option period).

(h) Adjustment of Director Options on Recapitalization. The aggregate number of shares of Common Stock for which options may be granted to persons participating under the Plan, the number of shares covered by each outstanding Director Option, and the exercise price per share for each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares after the Date of Grant, the payment of a stock dividend in shares of Common Stock after the Date of Grant, or other decrease or increase in the shares of outstanding Common Stock effected after the Date of Grant without receipt of consideration by the Company; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated.

(i) Adjustment of Options Upon Reorganization. If the Company shall at any time participate in a reorganization to which Section 425(a) of the Code applies and (A) the Company is not the surviving entity or (B) the Company is the surviving entity and the shareholders of Common Stock are required to exchange their shares for property and/or securities, the Company shall give each optionee written notice of such fact on or before fifteen (15) days before such reorganization, and each option shall be exercisable in full after receipt of such notice and prior to such reorganization; however, options not exercised prior to such reorganization shall expire on the occurrence of such reorganization. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a reorganization for the foregoing purposes.

(j) Dissolution of Company. In the event of the proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of the date to be fixed by the Committee (as defined in Section 5 hereof), provided that not less than thirty (30) days’ prior written notice of the date so fixed shall be given to the optionee, and the optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise his options.

(k) Rights as a Stockholder. The optionee shall have no rights as a stockholder with respect to any shares of Common Stock of the Company held under option until the date of issuance of the stock certificates to him or her for such shares. Except as provided in Section 4(h), no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

(l) Time of Granting Director Options. The grant of a Director Option shall occur only when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted; provided, that the Date of Grant of an option shall be the date upon which the Committee approved such grant and such date shall be set forth as the Date of Grant in the written stock option agreement.

(m) Stock Legend. Certificates evidencing shares of the Company’s Common Stock purchased upon the exercise of options issued under the Plan shall be endorsed with a legend in substantially the following form, unless a registration statement relating to such shares has been declared effective under the Securities Act of 1933 by the Securities and Exchange Commission:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

5. Administration.

(a) The Plan shall be administered by the Board of Directors or a committee consisting of not less than two (2) directors (the “Committee”). The members of the Committee shall be appointed by the Board of Directors. The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors of the Company, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held.

(b) Subject to the express terms and conditions of the Plan, the Committee shall have full power to grant Director Options under the Plan, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration.

(c) Subject to the provisions of Sections 3 and 4 hereof, the Committee may from time to time confirm the persons that shall be granted Director Options under the Plan, the number of option shares and the exercise price, and the time or times at which options shall be granted and may be exercised.

(d) The Committee shall report to the Board of Directors of the Company the names of persons granted Director Options, the number of options subject to, and the terms and conditions of each option.

(e) No member of the Board of Directors of the Company or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or to any Director Option.

6. Effective Date and Termination.

(a) The effective date of the Plan is the date on which the Plan is approved by the stockholders of the Company at the 1994 annual stockholders meeting.

(b) The Plan shall terminate on the earlier to occur of (i) the twentieth anniversary of the effective date of the Plan, or (ii) the date as of which there are not sufficient Director Options available under the Plan to allow for the grant to each Nonemployee Director of an option for the number of shares provided hereunder; but the Board of Directors of the Company may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any optionee or their successors under any Options outstanding and not exercised in full on the date of termination.

7. Amendments. The Board of Directors of the Company may, from time to time, alter, amend, suspend, or discontinue the Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that Sections 4(a) and 4(b) hereof shall not be amended more than once every six months, other than to the comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that no such action of the Board of Directors, without the approval of the shareholders of Company, may alter the provisions of the Plan so as to:

(a) materially increase the benefits accruing to any of the Plan’s participants;

(b) materially increase the number of shares of Common Stock subject to the Plan;

(c) modify the requirements as to the eligibility for participation in the Plan;

(d) extend the term of the Plan or the maximum term of the options granted;

(e) alter any outstanding option agreement to the detriment of the optionee without his consent; or

(f) decrease, directly or indirectly (by cancellation and substitution of options or otherwise), the option price applicable to any option granted under this Plan.

8. Status of Options. Options granted pursuant to this Plan are not intended to qualify as Incentive Stock Options within the meaning of Section 422A of the Code, and the terms of this Plan and options granted hereunder shall be so construed. Nothing in this Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the options granted pursuant to this Plan are, or will be, determined to be Incentive Stock Options, within that section of the Code.

9. Use of Proceeds. The proceeds from the sale of Common Stock pursuant to the exercise of options will be used for the Company’s general corporate purposes.

10. Securities Laws.

(a) The Company shall not be obligated to issue any Director Options pursuant to any option granted under the Plan at any time when the offering of the shares covered by such option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

(b) It is intended that the Plan and any grant of an option made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended (“Rule 16b-3”), promulgated under the Exchange Act. If any provision of the Plan or any such option would disqualify the Plan or such option under, or would otherwise not comply with Rule 16b-3, such provision or option shall be construed or deemed amended to conform to Rule 16b-3.

HI-TECH PHARMACAL CO., INC.

Annual Meeting of Stockholders

November 15, 2007 10:00 A.M.

Bank of America 300 Broad Hollow Road Melville, NewYork 11747

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

HI-TECH PHARMACAL CO., INC. RECOMMENDST HAT STOCKHOLDERS VOTE “FOR” THE NOMINEES AND PROPOSALS LISTED BELOW

X

Please mark your votes like this

1. ELECTION OF NOMINEES—To elect each of 01 David S. Seltzer, 02 Reuben Seltzer, 03 Martin M. Goldwyn, 04 Yashar Hirshaut, M.D., 05 Robert M. Holster, 06 Anthony J. Puglisi and 07 Bruce W. Simpson to serve as director of the Company until the Company’s 2008 Annual Meeting of Stockholders.

FOR all nominees listed above (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for al nominees listed above

( I NSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2. To amend the Company’s 1994 Directors Stock Option Plan to increase by 200,000 the number of shares of Common Stock reserved for issuance thereunder.

FOR AGAINST ABSTAIN

3. To ratify the appointment of Eisner LL P as the Company’s independent auditors for the fiscal year ending April 30, 2008.

FOR AGAINST ABSTAIN

4. In their discretion upon such other matters as may properly come before the Meeting.

This Proxy will be voted as directed or, if no direction is given, will be voted FOR the election of the nominees and the approval of the proposals described herein.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Label Area 4” x 1 1/2”

PRINT AUTHORIZATION T ( HI S B OXED A REA D OES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE: DATE: TIME: Registered Quantity 800 Broker Quantity

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes

Signature Signature Date ,2 007.

(Please sign your name exactly as it appears on your stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or corporate executor, please give your full title as such. For joint accounts, all co-owners should sign.)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

HI-TECH PHARMACAL CO., INC.

THIS PROXY IS SOLICITED ON BEHALF OFT HE BOARD OF DIRECTORS OF

HI-TECH PHARMACAL CO., INC.

IN CONNECTION WITH ITS 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 15, 2007

The undersigned stockholder of Hi- Tech Pharmacal Co., Inc. (the” Company”) hereby appoints David S.Seltzer and Wiliam Peters or either of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote at the 2007 annual meeting of stockholders of the Company to be held on November 15, 2007, and at any adjournment or postponement of such meeting with all powers which the undersigned would possess if personally present, for the following purposes:

Please mark, sign, date and mail this proxy in the envelope provided.

(Continued on the reverse side)